Exhibit 10.20
June 5, 2008
Campbell & Company, Inc.
Court Tower Building
210 West Pennsylvania Avenue
Suite 770
Towson, MD 21204
Attn: Ms. Terry Becks

Re:	Management Agreement Renewals
Dear Ms. Becks:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Potomac Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	CMF Campbell Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,

CITIGROUP MANAGED FUTURES LLC
By:	/s/ Jennifer Magro
Jennifer Magro Chief Financial Officer & Director

CAMPBELL & COMPANY, INC.

By:	/s/ Thomas P. Lloyd

Print Name: Thomas P. Lloyd
JM/sr

Exhibit 10.20
June 5, 2008
Aspect Capital Management Ltd.
Nations House — 8th Floor
103 Wigmore Street
London W1U 1QS, U.K.
Attention: Mr. Anthony Todd
      Re: Management Agreement Renewals
Dear Mr. Todd:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citibank NA (Alera 100)

•	CMF Aspect Master Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	Citigroup Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,

CITIGROUP MANAGED FUTURES LLC
By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Simon Rockall

Print Name: Simon Rockall
JM/sr

Exhibit 10.20
June 5, 2008
Graham Capital Management, L.P.
Rock Ledge Financial Center
40 Highland Avenue
Rowayton, CT 06853
Attention: Mr. Paul Sedlack
     Re: Management Agreement Renewals
Dear Mr. Sedlack:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Salomon Smith Barney Fairfield Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Diversified Futures Fund L.P.

•	AURORA III

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup Fairfield Futures Fund L.P. II

•	CMF Graham Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,

CITIGROUP MANAGED FUTURES LLC
By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Paul Sedlack
Print Name: Paul Sedlack
JM/sr

Exhibit 10.20
June 5, 2008
SandRidge Capital, L.P.
1300 Post Oak Blvd., Suite 325
Houston, Texas 77056
Attention: Mr. Andrew M. Rowe
     Re: Management Agreement Renewals
Dear Mr. Rowe:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.

•	CMF SandRidge Master Fund LP

•	CMF SandRidge Feeder (Cayman) Ltd.

•	Citigroup Energy Advisors Portfolio L.P.

•	SSB Diversified 2000 Futures Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours, CITIGROUP MANAGED FUTURES LLC
By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer and Director
By:	/s/ Andrew M. Rowe
Print Name: Andrew M. Rowe
JM/sr

Exhibit 10.20
June 5, 2008
Eckhardt Trading Company
1314 North Dearborn Parkway
The Carriage House
Chicago, Illinois 60610
Attention: Ms. Audrey L. Gale
     Re:     Management Agreement Renewal
Dear Ms. Gale:
We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2009 and all other provisions of the Management Agreement will remain unchanged.
•	Citibank NA (Alera 100)

•	CMF Eckhardt Master Fund L.P.

•	SSB Diversified 2000 Futures Fund L.P.

•	SB Diversified Futures Fund L.P.

•	SB Diversified Futures Fund L.P. II
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer and Director

ECKHARDT TRADING COMPANY

By:	/s/ John D. Fornengo

Print Name: John D. Fornengo
JM/sr